Exhibit 99.3

FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
RIGHTS CERTIFICATES
ISSUED BY
PLBY GROUP, INC.

This form, or one substantially equivalent hereto, must be used to exercise the non-transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the Base Prospectus, dated September 2, 2022 (the “Base Prospectus”) and the Prospectus Supplement, dated December 19, 2022 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), of PLBY Group, Inc., a Delaware corporation (the “Company”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificates”), to the subscription agent listed below (the “Subscription Agent”) prior to 5:00 p.m., Eastern Time, on January 17, 2023, unless extended in the sole discretion of the Company (as it may be extended, the “Expiration Time”). Such form must be delivered by first class mail, or overnight courier to the Subscription Agent, and must be received by the Subscription Agent prior to the Expiration Time. See “The Rights Offering—Guaranteed Delivery Procedures” in the Prospectus.

Payment of the subscription price of $3.50 per whole share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Time even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. Each Right allows the holder thereof to subscribe for 0.30681187 of a share of Common Stock (the “Basic Subscription Right”). In addition, Rights holders that exercise their Basic Subscription Right in full also will be eligible to subscribe (the “Oversubscription Privilege”), at the same cash price of $3.50 per whole share for any shares of Common Stock that are offered in the Rights Offering but are not purchased by the other Rights holders under their Basic Subscription Right, subject to certain ownership limitations as described in the Prospectus. If an insufficient number of shares is available to fully satisfy the Oversubscription Privilege requests, the available shares will be sold pro rata, after eliminating all fractional shares, among Rights holders who exercised their Oversubscription Privilege in proportion to the number of shares of Common Stock held after giving effect to all basic subscriptions.

THE SUBSCRIPTION AGENT IS:

Continental Stock Transfer & Trust Company
1 State Street Plaza 30th Floor
New York, NY 10004
Attn: Corporate Actions – PLBY Group, Inc.

By Express Mail, Courier or Other Expedited Service:

Continental Stock Transfer & Trust Company
1 State Street Plaza 30th Floor
New York, NY 10004
Attn: Corporate Actions – PLBY Group, Inc.

Telephone Number for Confirmation:
(212) 845-3287

If you have other questions or need assistance, please contact the information agent for the Rights Offering, Morrow Sodali, at (203) 561-6945 (for banks and brokers) or (800) 662-5200 (the toll free number for stockholders), or via email at plby@investor.morrowsodali.com.

Delivery of this instrument to an address other than as set forth above does not constitute a valid delivery.

The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or bank or trust company, must communicate this guarantee and the number of shares of Common Stock subscribed for in connection with this guarantee, (separately disclosed as to the Basic Subscription Right and the Oversubscription Privilege, subject, in the case of the Oversubscription Privilege, to proration, as described in the Prospectus) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to the Expiration Time, guaranteeing delivery of (a) payment in full for all subscribed shares of Common Stock and (b) a properly completed and signed Rights Certificate (which certificate and full payment (at the subscription price of $3.50 per whole share of Common Stock) must then be delivered to the Subscription Agent no later than the close of business of the second business day after the Expiration Time). Failure to do so will result in a forfeiture of the Rights.

Ladies and Gentlemen:

The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or a bank or trust company, having an office or correspondent in the United States, guarantees delivery to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the second business day after the Expiration Time (January 17, 2023, unless extended, as described in the Prospectus) of (a) a properly completed and executed Rights Certificate and (b) payment in full for all subscribed whole shares of Common Stock. Participants should notify the Subscription Agent prior to covering through the submission of a physical security directly to the Subscription Agent based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).

PLBY Group, Inc.	Broker Assigned Control #

	Number of Rights		Subscription Price per whole share of Common Stock		Payment
Basic Subscription Right:		x	$3.50	=	$	(Line 1)
Oversubscription Privilege:		x	$3.50	=	$	(Line 2)
Total Payment Required				=	$	(Sum of Lines 1 and 2; must equal total of amounts in Boxes 3 and 4.)

Method of delivery of the Notice of Guaranteed Delivery (check one):

☐	is being delivered to the Subscription Agent herewith

Or

☐	has been delivered through DTC

Please reference below the registration of the rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of rights or any delivery through DTC.

Name of Firm

Authorized Signature

DTC Participant Number

Title

Address Name (Please Type or Print)

Zip Code

Phone Number

Contact

Name

Date

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.

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